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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) November 18, 1997



               Advanta Revolving Home Equity Loan Trust 1997-A
               -----------------------------------------------
            (Exact name of registrant as specified in its charter)




--------------------------------------    ------------------   ------------------------
               New York                       333-37107          Application Pending
   (State or Other Jurisdiction of         (Commission File        (I.R.S. Employer
            Incorporation)                     Number)           Identification No.)

                                                               ------------------------

     c/o Advanta Mortgage Conduit                                       92127
            Services, Inc.                                            (Zip Code)
      Attention:  Milton Riseman
      16875 West Bernardo Drive
        San Diego, California
(Address of Principal Executive Offices)




       Registrant's telephone number, including area code (619) 674-1800
                                                          --------------

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         (Former name or former address, if changed since last report)


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         Item 5.  Other Events

              In connection with the offering of Advanta Revolving Home Equity Loan Trust 1997-A Revolving Home Equity Loan Asset-Backed Notes, Series 1997-A, described in a Prospectus Supplement dated as of November 14, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Not applicable

         (b)  Not applicable

         (c)    Exhibit 99.1.  Related Computational Materials (as defined in
                Item 5 above).




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                                  SIGNATURES


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ADVANTA REVOLVING HOME EQUITY LOAN
                                   TRUST 1997-A


                             By: Advanta Mortgage Conduit Services, Inc., as Sponsor


                                  By:  /s/ Milton Riseman
                                     ------------------------
                                     Name: Milton Riseman
                                     Title:  President


Dated:  November 18, 1997




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                                 EXHIBIT INDEX


 EXHIBIT NO.       DESCRIPTION                                 PAGE NO.
 -----------       -----------                                 --------
 99.1              Related Computational Materials (as          5
                   defined in Item 5 above).




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